                                                                       EXHIBIT 1
                               [        ] SHARES



                            MARK IV INDUSTRIES, INC.




                                 COMMON STOCK




                            UNDERWRITING AGREEMENT
                            ----------------------













                           Bear, Stearns & Co. Inc.


                               December __, 1994

                               NOVEMBER __, 1994



                      [__________] Shares of Common Stock



                              MARK IV INDUSTRIES


                            UNDERWRITING AGREEMENT
                            ----------------------


                                               November __, 1994


BEAR, STEARNS & CO. INC.
[     ]
  as Representative[s] of the
several Underwriters named in
Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, N.Y.  10167

Dear Sirs:

      Mark IV Industries, a corporation organized and existing under the laws of Delaware (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of _______ shares (the "Firm Shares") of its common stock, par value $.01 per share (the "Common Stock") and, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional ______ shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares".
The Shares are more fully described in the Registration Statement referred to below.

      1. Representations and Warranties of the Company.  The Company represents
         ---------------------------------------------
and warrants to, and agrees with, the Underwriters that:

         (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed an amendment or amendments thereto, on

Form S-3 (No. 33-       ), for the registration of the Shares under the
              ----------
Securities Act of 1933, as amended (the "Act"). Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A of the Rules and Regulations of the Commission under the Act (the "Regulations"), is herein called the "Registration Statement" and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, is herein called the "Prospectus". The term "preliminary prospectus" as used herein means a preliminary prospectus as described in Rule 430 of the Regulations. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and
(ii) any such document so filed.

         (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act is filed and at the Closing Date and the Additional Closing Date, if any, (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and the Exchange Act and the respective rules and regulations thereunder and does not or will not contain an untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you as herein stated expressly for use in connection with the preparation thereof.

         (c) Coopers & Lybrand and _________________ whose reports are filed with the Commission as part of the Registration Statement, are each independent public accountants with regard to the Company as required by the Act and the Regulations.

         (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations which were incurred or undertaken in the ordinary course of business or are reflected in the Registration Statement and the Prospectus.

         (e) This Agreement has been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company and is a valid and binding obligation of the Company.

         (f) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound (other than those as to which requisite waivers or consents have been obtained by the Company) or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws, or equivalent instruments of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities (or "Blue Sky") laws in connection with the purchase and distribution of the Shares by the Underwriters.

         (g) All of the outstanding shares of Common Stock are duly and validly authorized and issued, are fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive rights. The Shares, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive rights. The Company had, at August 31, 1994, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

         (h) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole. Each of the Company and its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus.

         (i) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge of the Company, contemplated against the Company or any of its subsidiaries which might result in any material adverse change or any development involving a material adverse change in the business, prospects, properties, operations, condition (financial or other) or, results of operations of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement and the Prospectus.

         (j) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

         (k) The financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement, the financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

         (l) Except as described in the Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

         (m) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" under the Investment Company Act of 1940.

         (n) The Company meets all conditions for use of a Form S-3 registration statement pursuant to the Act and the Regulations.

         (o) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      2. Purchase, Sale and Delivery of the Shares.
         -----------------------------------------

         (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company, at a purchase price per share of $__________, the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9.

         (b) Delivery of the Firm Shares and payment therefor shall be made at the office of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, or at such other place as may be mutually acceptable. Such delivery and payment shall be made at 10:00 A.M. on the fifth business day (unless postponed in accordance with the provisions of Section 9) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Regulations, the fifth business day after the determination of the initial public offering price of the Shares), or such other time as shall be agreed upon by you and the Company. The time and date of such delivery and payment are herein called the "Closing Date". Delivery of the Firm Shares shall be made to you against payment by you of the purchase price therefor by certified or official bank check or checks drawn in New York Clearing House funds to the order of the Company. Certificates for the Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

         (c) The Company hereby grants to the Underwriters an option (the "Option") to purchase from the Company, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters, up to [________] Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2. The Option shall be exercisable by the Underwriters on one occasion only, on or before the thirtieth day following the date of the Prospectus, for the purchase of all or any part of the Additional Shares, such exercise to be made by notice, given by you to the Company in the manner provided by Section 12, setting forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time of delivery of such Additional Shares, which date may be at or subsequent to the Closing Date and shall not be fewer than two or more than ten days after such notice. Delivery of the Additional Shares and payment of the purchase price therefor shall be made at [Bear, Stearns & Co. Inc. at 245 Park Avenue, New York, New York 10167, or such other location as may be mutually acceptable. Such delivery and payment shall be made at the time and on the date designated in such notice, unless some other time and date is mutually agreed upon (such time and date being herein called the "Additional Closing Date"). Delivery of the Additional Shares shall be made to you against payment by you of the purchase price therefor by certified or official bank check or checks drawn in New York Clearing House funds to the order of the Company. Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you shall have requested in such notice. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to number of Firm Shares, subject, however, to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.

      3. Offering.  It is understood that after the Registration Statement
         --------
becomes effective, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

      4. Covenants of the Company.  The Company covenants and agrees with the
         ------------------------
Underwriters that:

         (a) If the Registration Statement and any amendments thereto is not already effective, the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Regulations, or filing of the Prospectus is otherwise required under Rule 424(b) of the Regulations, the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) of the Regulations, within the time period prescribed therein and will provide evidence satisfactory to you of such timely filing.

         The Company will promptly advise you, and confirm such advice in writing, (1) when the Registration Statement or any post-effective amendment thereto has become effective, (2) of the initiation or threatening of any proceedings for, or receipt by the Company of any notice with respect to, the suspension of the qualification of the Shares for sale in any jurisdiction or the issuance of any order suspending the effectiveness of the Registration Statement, and (3) of receipt by the Company or any representative or attorney of the Company of any other communications from the Commission relating to the Company, the Registration Statement, any preliminary prospectus, the Prospectus or the transactions contemplated by this Agreement. The Company will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and if any such order is issued to obtain its lifting as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including without limitation in each case any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus) to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

         (b) If at any time when a prospectus relating to the Shares is required to be delivered under the Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Act or the Regulations, or to file under the Exchange Act so as to comply therewith any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

         (c) The Company will promptly deliver to you two signed copies of the Registration Statement, including exhibits and all documents incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to those persons including yourself whom you identify to the Company, such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference including all documents incorporated by reference in any amendment of the Registration Statement or supplement to the Prospectus, without exhibits, as you may reasonably request. The Company consents to the respective use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto by you and by all dealers to whom the Shares may be sold, in connection with the offering or sale of the Shares, as appropriate, and as to the Prospectus or any amendment or supplement thereto during such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith.

         (d) The Company will endeavor in good faith, in cooperation with you, at or prior to the time of the Registration Statement becomes effective, to qualify the Shares for offering and sale under the securities (or "Blue Sky") laws of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof, except that in no event shall the Company be obligated to qualify as a foreign corporation or to execute a general consent to service of process.

         (e) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 of the Regulations, an earnings statement (which need not be audited but which shall satisfy the provisions of Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning on the first day of the first full calendar month after the effective date of the Registration Statement.

         (f) During the period of ninety (90) days from the date of the Prospectus, the Company will not, without your prior written consent, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock) other than the Shares to be issued and sold pursuant hereto and shares of Common Stock issuable upon the exercise of currently outstanding stock options. The Company will obtain and deliver to you on or prior to the Closing Date a similar undertaking from each of its directors and officers.

         (g) During a period of three years from the effective date of the Registration Statement, the Company will furnish to you copies of (i) all reports to its shareholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

         (h) The Company will apply the proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

      5. Payment of Expenses.  Whether or not the transactions contemplated in
         -------------------
this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments thereof or supplements thereto (including without limitation, fees and expenses of the Company's accountants and counsel) the underwriting documents (including this Agreement, the Agreement among Underwriters and the Selling Agreement), and all other documents related to the public offering of the Shares (including those supplied to you and to others designated by you), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees and disbursements of counsel for the Underwriters in relation thereto, (iv) the review of the terms of the public offering of the Shares by the National Association of Securities Dealers, Inc. and the fees and disbursements of counsel for the Underwriters in relation thereto; [(v)] the cost of printing certificates representing the Shares; [(vi)] filing fees of the Commission and the National Association of Securities Dealers, Inc. and [(vii)] the cost and charges of any transfer agent or registrar.

      6. Conditions of Underwriters' Obligations.  The obligations of the
         ---------------------------------------
Underwriters provided herein to purchase and pay for the Firm Shares and, if and to the extent you exercise the Option under Section 2, the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date and, as to Additional Shares, as of the Additional Closing Date, to the absence from any certificates, opinions, written statements or letters furnished pursuant to this Section 6 to you or to Latham & Watkins ("Underwriters' Counsel") of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

         (a) The Registration Statement shall have become effective not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by you, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

          (b) At the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date) you shall have received the opinion of Lippes, Silverstein, Mathias & Wexler, general counsel for the Company, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

         (i) Each of the Company and its material subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its material subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole. Each of the Company and its material subsidiaries has all requisite corporate authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus. [Except as set forth in the Registration Statement,] [A]ll of the issued and outstanding capital stock of each subsidiary of the Company has been duly and validly issued and is fully paid and nonassessable and free of preemptive rights and, to the best knowledge of such counsel, is owned directly or indirectly by the Company, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever.

         (ii) The Company has authorized capital stock as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of Common Stock are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. The Shares to be delivered on the Closing Date have been duly and validly authorized and, when delivered by the Company in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive rights. The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

         (iii) The Common Stock currently outstanding is listed, and the Shares to be sold under this Agreement to the Underwriters are duly authorized for listing, on the New York Stock Exchange.

         (iv) This Agreement has been duly and validly authorized, executed and delivered by the Company.

         (v) To such counsel's knowledge (without any investigation other than inquiries of officers of the Company), there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company or any of its subsidiaries, which, if resolved against the Company or such subsidiary, individually or, to the extent involving related claims or issues, in the aggregate, is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein; and to such counsel's knowledge (without any investigation other than inquiries of officers of the Company), there is no contract or document concerning the Company or any of its subsidiaries of a character required to be described in the Registration Statement and the Prospectus or to be filed as an exhibit to the Registration Statement, which is not so described or filed.

         (vi) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the terms of any agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound or (B) violate or conflict with any provision of the certificate of incorporation, by-laws or equivalent instruments of the Company or any of its subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. To the best of such counsel's knowledge, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (1) such as may be required under state and foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

         (vii) To such counsel's knowledge, no order directed to any document incorporated by reference in the Prospectus has been issued by the Commission and no challenge has been made by the Commission to the accuracy or adequacy of any such document.

         (viii) Such counsel has received no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and to the best knowledge of such counsel no proceedings therefor have been initiated or threatened by the Commission.

      In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and the Underwriters at which the contents of the Registration Statement, the Prospectus and any amendment thereof or supplement thereto and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company) such counsel has no reason to believe that either the Registration Statement at the time it became effective (or any amendment thereof made prior to the Closing Date as of the date of such amendment) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial and statistical data included therein and the exhibits to the Registration Statement).

      In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the

Company, certificates of public officials, and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

         (c) At the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date) you shall have received the opinion of Stroock & Stroock & Lavan, special counsel for the Company, dated the date of its delivery, addressed to you and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

         (i) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and the notes thereto and the other financial and accounting data included or incorporated by reference therein and the exhibits to the Registration Statement, as to which no opinion need be expressed) comply as to form in all material respects with the requirements of the Act and the Regulations thereunder. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and the notes thereto and the other financial and accounting data included or incorporated by reference therein, as to which no opinion need be expressed) comply as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

         (ii) The Registration Statement is effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission.

         (iii) The Common Stock conforms to the description thereof contained in the Registration Statement and the Prospectus.

      Also, you shall have received the opinion of such counsel to the effect set forth in clauses (ii) (other than the second sentence thereof), (iv) and (v) of Section 6(b) hereof. In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and yourselves at which the contents of the Registration Statement, the Prospectus and any amendment thereof or supplement thereto and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, (except as to matters referred to in clause (iv)), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company) such counsel has no reason to believe that either the Registration Statement at the time it became effective (or any amendment thereof made prior to the Closing Date as of the date of such amendment) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial and statistical data included therein and the exhibits to the Registration Statement).

      In rendering such opinion, such counsel may state that their opinion is limited to matters of Federal, Delaware corporate and New York State law and such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company or upon certificates of public officials, provided that copies of any such certificates shall be delivered to Underwriters' Counsel.

         (d) At the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date) you shall have received a certificate of the Chairman or the President and a Vice President of the Company, dated the date of its delivery, to the effect that the conditions set forth in subsection (a) of this Section 6 have been satisfied, that as of the date hereof and as of the date of such certificate the representations and warranties of the Company set forth in Section 1 hereof are accurate, and that as of the date of such certificate the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

         (e) At the time this Agreement is executed and at the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date), you shall have received a letter, from Coopers & Lybrand, independent public accountants for the Company, dated as of the date of this Agreement or as of the date of its delivery, as the case may be, addressed to the Underwriters and in form and substance satisfactory to you, to the effect that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable Regulations and stating that the answer to
Item 10 of the Registration Statement is correct insofar as it relates to them;
(ii) in their opinion, the financial statements and schedules of the Company in the Registration Statement and the prospectus included therein (and on the Closing Date and the Additional Closing Date, the Prospectus) and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations and the Exchange Act and the applicable published rules and regulations of the Commission thereunder; (iii) on the basis of procedures [(but not an examination made in accordance with generally accepted accounting principles)] consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company, and its subsidiaries, a reading of the minutes of meetings and consents of the shareholders and boards of directors of the Company and its subsidiaries and the committees of such boards subsequent to February 28, 1994, inquiries of officers and other employees who have responsibility for financial and accounting matters of the Company and its subsidiaries of the Company and its subsidiaries with respect to transactions and events subsequent to February 28, 1994 and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited consolidated financial statements and schedules of the Company contained in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations and the Exchange Act and the applicable published rules and regulations of the Commission thereunder or that such unaudited consolidated financial statements are not fairly presented in conformity with generally accepted accounting principles, except to the extent certain footnote disclosures have been omitted in accordance with applicable rules of the Commission under the Exchange Act, applied on a basis substantially consistent with that of the audited consolidated financial statements included and incorporated by reference in the Registration Statement and the Prospectus; (B) the unaudited pro forma consolidated financial statements contained in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements, (C) with respect to the period subsequent to September 30, 1994 there were, as of the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company or any decrease in the net current assets or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet in the Registration Statement and the Prospectus except for changes or decreases which the Registration Statement and the Prospectus disclose, have occurred or may occur or which are set forth in such letter, or (D) that during the period from October 1, 1994 to the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company and its subsidiaries set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Company and its subsidiaries or from schedules derived therefrom furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by (which procedures do standards) set forth in such letter, and found them to be in agreement.

                              [PUROLATOR COMFORT]

         (f) All proceedings taken in connection with the sale of the Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and you shall have received from Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Firm Shares (and, with respect to the Additional Shares, the Additional Closing Date), as you may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (g) Prior to the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date) the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

      If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by you at, or at any time prior to, the Closing Date and, with respect to the Additional Shares, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telefacsimile, telex or telegraph, confirmed in writing.

      7. Indemnification.
         ---------------

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

provided, however, that the Company will not be liable in any such case to the
- --------  -------
extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; and provided,
                                                                     --------
further, that the Company shall not be liable to any Underwriter (or any person
- -------
controlling any Underwriter) under the indemnity agreement in this Section 7(a) with respect to any preliminary prospectus or Prospectus, to the extent that any such loss, liability, claim, damage or expense of any Underwriter (or any person controlling any Underwriter) results from the fact such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, liability, claim, damage or expense of such Underwriter (or such person controlling such Underwriter) results from an untrue statement, alleged untrue statement, omission or alleged omission of a material fact contained in the preliminary prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have, including without limitation, under this Agreement.

         (b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), jointly or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that in no case shall any
                               --------  -------
Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement. The Company acknowledges that the statements set forth in the last paragraph of the cover page and in the ________ paragraph[s] under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the registration statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that is has been prejudiced in any material respect by such failure. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. The indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel for all indemnified parties in each jurisdiction in which any claim or action is brought; provided, however, that
                                                      --------  -------
the indemnifying party shall be liable for separate counsel for any indemnified party in a jurisdiction, if counsel to the indemnified parties shall have reasonably concluded that there may be defenses available to such indemnified party that are different from or additional to those available to one or more of the other indemnified parties and that separate counsel for such indemnified party is prudent under the circumstances. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent;

provided, however, that such consent was not unreasonably withheld.
- --------  -------

      8. Contribution.  In order to provide for contribution in circumstances in
         ------------
which the indemnification provided for in Section 7 is for any reason held to be unavailable, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares purchased by such Underwriter hereunder exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably
         --------  -------

withheld.

      9. Default by an Underwriter.
         -------------------------

         (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, to which the default relates such shares shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

         (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within 5 calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Section 5, 7(a) and 8 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

         (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

      10.  Survival of Representations and Agreements.  All representations and
           ------------------------------------------
warranties, covenants and agreements of the Underwriters and the Company contained in this Agreement, including the agreements contained in Section 5 and 12(d), the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 12(d) shall survive the termination of this Agreement, including termination pursuant to Section 9 or 11.

      11.  Effective Date of Agreement; Termination.
           ----------------------------------------

         (a) This Agreement shall become effective when you and the Company shall have received notification of the effectiveness of the Registration Statement. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by you by notifying the Company. Notwithstanding the foregoing, the provisions of this Section 11 and of Sections 1, 5, 7 and 8 shall at all times be in full force and effect.

         (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date) by notice to the Company from you, without liability (other than with respect to Sections 7 and 8) on your part to the Company if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition of your obligations hereunder as provided in
Section 6 is not fulfilled when and as required in any material respect, (iii) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by Federal or New York State authorities, (v) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in your judgment, to make it inadvisable or impracticable to proceed with the public offering or delivery of the Shares on the terms and in the manner contemplated in the Prospectus, (vi) in your reasonable opinion any material adverse change shall have occurred since the respective dates as of which information is given in the Registration Statement or the Prospectus in the condition (financial or other) of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business other than as set forth in the Prospectus, or
(vii) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your judgment, makes it inadvisable or impracticable to proceed with the delivery of the Shares as contemplated hereby.

         (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telefacsimile, telex, or telegraph, confirmed in writing by letter.

         (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 12(a) or (ii) Section 12(b)), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Underwriters, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of Underwriters' Counsel), incurred by the Underwriters in connection herewith.

      12.  Notice.  All communications hereunder, except as may be otherwise
           ------
specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, physically delivered, telefaxed, telexed or telegraphed, and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department; and if sent to the Company, shall be mailed, physically delivered, telefaxed, telexed or telegraphed, and confirmed in writing, to Mark IV Industries, Inc., 501 John James Audubon Parkway, P.O. Box 810, Amherst, New York 14226-0810, Attention:
President.

      13.  Parties.  This Agreement shall inure solely to the benefit of, and
           -------
shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from you.

      14.  Construction.  This Agreement shall be construed in accordance with
           ------------
the laws of the State of New York.

      If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                     Very truly yours,

                                     MARK IV INDUSTRIES, INC.


                                     By
                                        -------------------------------------


Accepted as of the date first above written

BEAR, STEARNS & CO.  INC.
[                   ]


By
   ---------------------------------

On behalf of themselves and the other
Underwriters named in Schedule I hereto.

                                   SCHEDULE I


                              Number of [Firm]
Name of Underwriter           Shares to be Purchased
- -------------------           ----------------------
Bear, Stearns & Co. Inc









               Total .......
                              ------------

                              ------------

                                  SCHEDULE II



[Names of shareholders subject to the lock-up provision]

                                       22